Exhibit 10.6

                                      LEASE

KNOW YE THIS LEASE, made as of the first day of February, 1986, between VERNEL COMPANY, a limited partnership organized and existing under the laws of the State of Connecticut and having its principal office and place of business at 50 Close Road, Greenwich, Connecticut, 06830 hereinafter called "Lessor" and E. RABINOWE & CO. OF CONN. INC., a Connecticut corporation which corporation is a Subsidiary of NATIONAL PATENT DEVELOPMENT CORPORATION, a Delaware corporation having an office and principal place of business at 375 Park Avenue, New York, New York 10 152, hereinafterter called "Lessee";

                                   WITNESSETH:

        IN CONSIDERATION of the mutual terms and conditions herein, the parties mutually agree as follows:

         (1)    DEFINITION OF CERTAIN TERMS

                For the purposes of this lease, and unless otherwise provided, the terms listed below have and shall be construed and interpreted to have the following meanings:

                (a)"Gross Area"or"Gross Rentable Area"shall mean the area of an entire structure or structures, and all component parts thereof, measured to and from the exterior of outside walls and to and from the center line of party walls, as the case may be. In computing Gross Area there shall be no exclusion by reason of stairs, partitions, halls, or interior construction or equipment.

               (b) The term "Lessor". shall mean and refer to the owner of the fee estate as to the premises demised herein whosoever such owner may be from time to time or to the person or entity named as Lessor above or its successors or assigns, as the case may be; and upon any conveyance or transfer of the interest of such person or entity as Lessor, such person or entity shall be thereupon released and discharged from any and all liability under this lease or otherwise to Lessee, and any and all others whomsoever, provided, however, the new owner assumes hereunder.

               (c) A pro rata share" or "pro rata" or "proportionate share" shall mean a fraction having as numerator the Gross Rentable Area of the dernised premises, which is 79,506 square feet and as its denominator the Gross Rentable Area of the entire building of which said premises forms a part which is 178,916 square feet. Commencing on the ate (the "Additional Space Date") which is the later to occur of March 1, 1987 or the date the additional space is available for occupancy, a "pro rata share" or , pro rata" or "proportionate share" shall mean a fraction having as its numerator the Gross Rentable Area of the demised premises, which is 105,000 square feet and as it denominator the Gross Rentable Area of the entire building of which said premises forms a part which is 178,916 square feet. The additional space shall be deemed available for occupancy on such date as the space is tendered to Lessee vacant, broom clean and free of the personal property, equipment and claims of third parties and Lesson and at Lessee's option, Lessor shall either remove the existing wall separating the additional space from the existing demised premises or construct up to their standing door openings in such existing demising wall. If the Lessee requests Lessor to remove such wall, each party shall pay one-half the cost of said removal.

         (2)   GRANT OF LEASE

               (a) Lessor hereby lease and demises to Lessee, and Lessee hereby rents and takes from Lessor, approximately 79,506 square feet of Gross Rentable Area, consisting of 79,506 square feet of sprinklered warehouse space located at 81Alumni Drive, in the Town of Newington, County of Hartford, and State of Connecticut, together with the right to us the employee parking area, which space is more specifically delineated in Exhibit A annexed hereto and incorporated herein, hereinafter referred to as the "demised premises". Commencing on the AdditionalSpace Date, the "demised premises" shall increased by the addition thereto of approximately 25,494 square feet of gross rentable area, consisting of 25,494 square feet of sprinklered warehouse space located at 81 Alumni Drive, in the town of Newington, County of Hartford, and State of Connecticut, which space is more specifically delineated in Exhibit A annexed hereto and incorporated herein, and as used in this lease shall thereafter consist of 105,000 square feet of space located at 81 Alumni Drive, Connecticut cut.

                (b) Lessor hereby grants to Lessee the right to use in common with other lessees of said building the means of vehicle and pedestrian ingress and egress to and from the demised premises; all subject to any reasonable and non discriminatory written rules and/or regulations of Lessor now or hereinafter in effect as to the same, provided, however, that no such rules and/or regulations shall increase Lessee's cost of doing business at the dernised premises and to the extent such rules and/or regulations conflict with the terms of this Lease, the terms of this ease shall control.

               (c) TO HAVE AND TO HOLD the same for the term set forth in paragraph 3 of this lease upon the terms and conditions set forth in this instrument, which is hereinafter referred to as the "Lease"; and Lessee hereby expressly covenants and agrees to fully and timely keep, perform, and observe all the terms and conditions of this Lease on its part to be kept, performed, and observed.

               (d) Lessor represents and warrants that Lessor is the fee owner of the demised premises and all improvements located thereon, and has full right and authority to lease the demised premises to Lessee on the terms and conditions set forth herein.

         (3)      TERM

         The term of this Lease shall commence March 1, 1986, and shall terminate on February 28, 1996, unless sooner terminated as hereinafter provided.

         (4)      ANNUAL RENT

         (a) In consideration of the premises demised herein, commencing on March 1, 1986, Lessee shall pay an annual rent to Lessor for the term March 1, 1986, to February 28, 1987, at an annual rate of Two and 851100 Dollars ($2.85) per square foot or Two Hundred Twenty-Six Thousand Five Hundred Ninety.-Two and 10/100 Dollars ($226,592.10) per annum, payable in successive equal monthly installments of Eighteen Thousand Eight Hundred Eighty-Two and 68/100 Dollars ($18,882-68) per month on the first day of each month in advance, without offset, deduction, demand, or abatement whatsoever, in lawful money of the United States which is legal tender for payment of all public or private debts at the time, and paid to Lessor, c/o Howard Nelson, 50 Close Road, Greenwich, Connecticut 06830, or to such other payee and at such other address as Lessor may from time to time designate by written notice to the Lessee prior to any such payment. The Lessee Lessor concurrently with the execution of this Lease the first month's amount of Eighteen Thousand Eight Hundred Eighty-Two and 6 ($18,882.68).

         (b) In consideration of the premises demised herein, commencing the Additional Space Date, Lessee shall pay an annual rent to Lessor March 1, 1987, to February 28, 1991, at an annual rate of Two and ($2.85) per square foot or Two Hundred Ninety-Nine Thousand Two and 00/100 Dollars ($299,250.00) per annum, payable in successive installments of Twenty-Four Thousand Nine Hundred Thirty-Seven Dollars ($24,937.50) per month on the first day of each month in advance offset, deduction, demand, or abatement whatsoever, in lawful money States which is legal tender for payment of all public or private debt and paid to Lessor, c/o Howard Nelson, 50 Close Road, Greenwich 06830, or to such other payee and at such other address as Lessor may time designate by written notice to the Lessee prior to any such payment however, that in the event that the Additional Space Date has no March 1, 1987, Lessee shall pay the same rent as set forth in Section Lease until the occurrence of the Additional Space Date at which time set forth hereinbefore in this Section (4)(b) shall be paid.

         (c) In consideration of the premises demised herein, co March 1, 199 1, Lessee shall pay an annual rent to Lessor for the term March 1, 1991 to February 28, 1996, (Provided the Additional Space Date has theretofore at an annual rate of Three and 051100 Dollars ($3.05) per square foot or Three Hundred Twenty Thousand Two Hundred Fifty and 00/100 Dollars ($320,250.00) per annum, payable in successive equal monthly installments of Twenty-Six Hundred Eighty-Seven and 50/100 Dollars ($26,687.50) per month on the each month in advance, without offset, deduction, demand, or abetement whatsoever, in lawful money of the United States which is legal tender for payment of all public or private debts at the time, and paid to Lessor, c/o Howard Close Road, Greenwich, Connecticut 06830, or to such other payee and address as Lessor may from time to time designate by written notice prior to any such payment, provided, however, that in the event that the Additional Space Date has not occurred by March 1, 1991, Lessee shall pay an annual rent for the term March 1, 199 1, to February 28, 1996 at an annual rate of Three and 051100 Dollars ($3.05) per square foot or Two Hundred Forty-Two Thousand Four Hundred Ninety-Three and 30/100
($242,493.30) per annum, payable in successive equal monthly installments of Twenty Thousand Two Hundred Seven and 78/100 ($20,207.78) per month on the first day of each month in advance and in accordance with the applicable terms of this Section (4)(b) until the occurrence of the Additional Space Date at which time the rental first set forth in this Section (4)(c) shall be paid.

        (5)    NET LEASE

               Except as expressly otherwise provided herein, this is a net-net-net Lease, and Lessee shall also bear, pay, and satisfy any and all costs and expenses whatsoever, ordinary or extraordinary, with respect to the dernised premises as defined in paragraph 2 (a) herein and/or use or occupancy of the same, as items of additional rent.

        (6)      USE OF THE DEMISED PREMISES

               Throughout the term of this Lease and any renewal hereof,  Lessee and its  permitted  subtenants  and  assigns  may use and  occupy  the  dernised premises for warehousing, office and distribution purposes and purposes incidental thereto and for no other business or other purpose without Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessee shall neither use nor suffer the use of all or any part of the demised premises for any illegal or immoral use, or in any manner which in whole or in part is in violation of any local, state, or federal law, ordinance, regulation, or other governmental authority now or hereafter made.

         (7)    SAVING CLAUSE

Nothing in this Lease shall create or be construed to create a partnership between Lessee and Lessor, or make them joint venturers, or bind or make Lessor in any way liable or responsible for any acts, omissions, negligence, debts or obligations of Lessee. In the event this Lease is terminated by Lessor because of Lessee's default or abandonment of this Lease, the demised premises, or the business conducted therein, Lessee shall be and remain liable for any and all defaults and deficiencies in payment of the annual rent, additional rent, and any and all othersums described by this instrument as payable by Lessee during all of any portion of the scheduled term of the Lease. Lessor shall have the duty and obligation to mitigate damages in a commercially reasonably manner in the event of said default or abandonment by Lessee.

        (8)    MAINTENANCE OF THE DEMISED PREMISES

               Throughout the term of this Lease and any renewal hereof, the parties hereto, as designated, shall do and perform each and all of the following:

               (a) Lessee shall maintain and keep in good repair, good working order and free of litter and refuse the interior of the dernised premises and make any and all repairs and. replacements thereto as and when required, to anything exclusively serving the demised premises, be they interior structural or non-structural, ordinary or extraordinary, foreseeable or unforseeable, including but not limited to any and all furnishings, fixtures, leasehold improvements, exterior entrances, windows, electrical wiring, lighting fixtures, heating or plumbing fixtures and systems, pipes, air conditioning or heating systems; keep unclogged and in good repair all drains, traps and sewer pipes and maintain and leave same in good working order, subject to ordinary wear and tear and damage by fire or other casualty. Lessor represents that as of the commencement date of this Lease the demised premises and the fixtures and equipment serving the same will be in good working order.

               (b) Lessor will make repairs to the roof, the exterior of the dernised premises and the Building and all other necessary repairs that Lessee is not required to make pursuant to the terms of this Lease when necessary after receipt of written notice from Lessee specifying the need therefor. Lessee shall pay for its proportionate share of the cost of illumination of the exterior of the demised premises; its proportionate share of the cost of maintenance of gardening and landscaping; its proportionate share of the cost of removal of snow, ice, dirt, and refuse, striping, repair and/or replacement of all blacktopping relating to the parking lot and pedestrian walks; water and sewer rents; the cost of supplying -any additional gas service to the demised premises; any cost incurred in adding to or increasing the water pressure for the sprinkler system; its proportionate share of the cost of maintenance of the sprinkler alarm system; maintenance, insurance on, and repair of the railroad spur located to the rear of the dernised premises in the event that said spur is connected to the main rail track for use if Lessee requires such use; its proportionate share of the cost of liability and hazard insurance premiums; its proportionate share of the cost of wages, payroll expenses, worker's compensation insurance, fidelity bonding, and unemployment taxes of labor used to perform the functions described herein and for direct supervision thereof; its proportionate share of the cost of fees for licenses and permits, if any; its proportionate share of the cost of supplies; utility services and charges; repair, maintenance, operation, replacement, and debt service of any equipment used in operation and maintenance of the demised premises; and other costs and expenses. Except for those affirmative undertakings by Lessor as are specifically set forth in this Lease, Lessee accepts the dernised premises "as is"; provided however, nothing contained in this Lease shall reduce Lessor's obligations to complete the work set forth in Schedule B hereto. Lessee may, at its option and upon written notice to Lessor, erect antennae on that portion of the roof covering the dernised premises. In the event that Lessee exercises that option, Lessee shall upon the exercise of said option and thereafter for the term of this lease and any renewal hereof, bear full responsibility for the maintenance of the roof for the entire building of which the demised premises are a part.

                (c) All maintenance and repairs performed by Lessee shall be done timely and diligently, using materials of equal or better quality than original construction, and in a good and workmanlike manner, without demand as and when such work is required or forthwith upon demand of Lessor, whichever first occurs. If Lessee fails or refuses to do any or all of its maintenance and repair work and do it in the manner, time, and quality designated, Lessor, in the exercise of reasonable discretion may, at Lessee's cost and expense, enter upon the dernised premises and do any portion or all of such work, or require Lessee to do the same by appropriate actions or proceedings, and Lessee shall promptly and fully reimburse and pay to Lessor its attorneys' fees and its entire out-of-pocket costs and expenses with respect to the same, within fifteen
(15) days next following Lessor's demand for the same.

           (9)  LESSEE'S ALTERATIONS

                  Lessee may make non-structural additions and alterations within the interior of the dernised premises, but shall make no structural alterations nor any exterior additions or alterations without the prior written consent of the Lessor which consent shall not be unreasonably withheld, however, when Lessor gives its prior written consent, it shall also notify Lessee if Lessor desires that the alterations or additions be removed by Lessee at the expiration or any earlier termination of this lease and any renewal hereof, whichever first occurs. As to any and all such work for which Lessor's prior written consent was required and which consent was specifically conditioned on restoration, Lessee shall promptly restore the demised premises to its original configuration (or such configuration as may be agreed to by Lessor) at Lessor's request whenever any such alteration or addition made by Lessee shall no longer be used or at the expiration or any earlier termination of this Lease and any renewal hereof, whichever first occurs. All work, alterations, and additions referred to herein (hereinafter "the work") shall be subject to the following terms and conditions:

                (i) All work shall be performed in a good and workmanlike manner, at the cost and expense of the Lessee which shall be timely and fully paid and satisfied, and all structural alterations or exterior additions or alterations shall be of materials of a grade and quality reasonably satisfactory to Lessor, at the cost and expense of the Lessee which shall be timely and fully paid and satisfied.

                (ii) Prior to commencement of the work, Lessee shall comply with any and all rules and regulations of all applicable governmental and other authorities, including but not limited to zoning, building, and environmental authorities; obtain any and all licenses and permits required; and comply with any and all applicable rules and regulations of all local, state, or national fire underwriter authorities, and obtain any and all approvals required by such authorities with respect to the work.

                (iii) The premises shall be kept free and clear of any and all liens and encumbrances with respect to the work, whether for labor or materials, and Lessee shall pay, bond, or vacate each and all of the same within twenty (20) days next following any notice of filing or levying of any such lien or encumbrance.

                (iv) Any and all increases in insurance premiums, taxes, or other costs or expenses relating to the dernised premises by reason of the work, shall be timely and fully paid and satisfied by Lessee throughout the term of this Lease and any renewal hereof.

                 (v) No work shall create a hazard, jeopardy or risk to the building or the demised premises during the performance of the work or after the completion of the work.

                 (iv) Any and all structural additions and alterations to the demised premises shall be made only upon Lessor's prior written consent, in a manner and upon terms and conditions reasonably acceptable to Lessor, and the work shall be performed by contractors or subcontractors first approved by Lessor, which approval shall not be unreasonably withheld. Title to such structural additions and alterations shall automatically vest in the Lessor upon the making of the same without payment from Lessor and be subject and subordinate to any and all encumbrances incurred by Lessor as to the demised premises, and shall at the option of Lessor upon expiration or any earlier termination of the Lease and any renewal hereof, whichever is last to occur, either remain upon and be surrendered with the demised premises as a part thereof at such time, or as to any and all work for which Lessor's prior written consent was required and which approval was specifically conditioned on restoration, be removed from the demised premises by Lessee and the demised premises restored by Lessee to the condition existing next prior to the making of the same.

             (10) LESSOR'S ALTERATIONS AND IMPROVEMENTS

               (a) Lessor hereby agrees to provide, at its cost and expense, on or before April 1, 1986, the improvements to the demised premises in accordance with the description of the improvements to be made set forth on Exhibit B annexed hereto, incorporated herein and made a part hereof. Included in Lessor's alterations is a wall to be erected separating Lessee from Roytype, another tenant of Lessor in the building of which the demised premises are a part. Lessee agrees to pay for one quarter of the cost (not to exceed $20,000) of the erecting of said wall and Lessor will pay for three-quarters (3/4) of the cost of the erection of the wall. For purposes of this Lease the term "cost of the erecting of said wall" shall mean the actual aggregate third party cost and expense of erecting the required demising wall in compliance with governmental requirements. If during the term of this Lease and any renewal hereof, any governmental authority requires that certain additional improvements be made to the demised premises because of the nature of the materials Lessee is storing on the demised premises, Lessee agrees that it will pay one-half (1/2) of the cost of such improvements and Lessor agrees that it will pay one-half (1/2) of the cost of such improvements. Lessee further agrees that the payment of its cost of the erecting of said wall shall be made ten days after bills have been submitted to Lessee by Lessor. Lessee agrees that in the event that Lessor is unable to complete the improvements on the date set forth in this paragraph, that any claims that Lessee may assert are limited to claims for monetary damages (and rights of self help) and nothing herein can be construed as providing to Lessee a right to terminate this lease based upon Lessors' failure to complete the improvements in accordance with this Paragraph 10a.


               (b) Lessor hereby reserves the right at any time to enter upon demised premises (subject to the provisions of Section 22 hereof) and make alterations or additions thereat or to any or all of the site improvements, buildings, improvements, or personality comprising a part thereof; but in no event shall the Gross Rentable Area of the demised premises under this Lease be diminished by Lessor to less than that demised at the time of execution of this Lease, and in no event shall any change or alteration in the demised premises interfere with any permitted use of the demised premises by Lessee.

         11) SIGNS

               Lessee will not place, maintain, display, or mount at, on, or about the outside of the building or any exterior door, wall, window, or portion of the demised premises, nor suffer the same to be done, any sign, awning or canopy, advertising display, decoration, lettering or advertising matter, or other thing of any kind, without the expressed written permission of Lessor which will not be unreasonably withheld. Lessee hereby unconditionally and irrevocably authorizes Lessor to enter upon the demised premises at Lessee's expense and without liability or penalty. And to remove anything in violation of the provisions of this paragraph.

       12)  UTILITIES

               (a) Lessor shall furnish, install, hook up, and be responsible for metering. Lessee shall promptly pay its pro rata share of all bills, costs, expenses, charges, assessments, meter charges, fuel adjustments, penalties, and interest as to the same as or when the same become due or payable, including but not limited to heat, oil, water and sewer, hot water, gas, electricity, air conditioning, telephone, garbage disposal, fire hydrant maintenance charge and any and all other services or utilities supplied to or consumed at or in the demised premises throughout the term of this Lease and any renewal hereof whether or not measured by meter; and in the event said costs, charges, and expenses shall not be paid when due, Lessor shall have the right, without any obligation, to advance and pay the same for Lessee, and such amounts shall be paid and reimbursed to Lessor by Lessee within fifteen (15) days next following Lessor's demand therefor, and be deemed and be additional rent under this Lease. For purposes of this clause in computing the proration of all of said costs, charges and expenses, except oil, the formula to be used shall be a fraction in which the numerator is the square footage leased to Lessee herein and the denominator shall be the total square footage of the building. For purposes of this clause in computing the proration for oil expenses, the cost to Lessee shall be an adjustment that equitably reflects Lessee's fair share of said oil expenses.

                (b) Lessor shall be entitled to install in or through the demised premises, (subject to the provisions of Section 22 hereof) and the Lot, and/or the building in which the demised premises are located, and repair, maintain, and replace pipes, conduits, wires, and other utility lines serving other tenants of the building in which the demised premises are located.

         (13)  DEFAULT BY LESSEE

               In the event Lessee defaults in the full and timely payment of any or all sums payable under the Lease whether as annual rent, additional rent, utilities or service charges premiums or expenses, real estate taxes, or any other sum whatsoever, and said default continues for fifteen (15) days after written notice; or in the event Lessee defaults in the full and timely performance of any and all terms and conditions of this Lease apart from a default in the full and timely payment of any or all sums due under this Lease, and if such default shall continue for fifteen (15) days after written notice, and in the event said default cannot with due diligence be cured within said fifteen (15) day period and the continuance of which for the period required for cure will not subject Lessor to the risk of criminal liability or termination of any lease or foreclosure of any mortgage, Lessee shall not be in default under this Lease if Lessee commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion; or in the event Lessee vacates the demised premises or abandons the demised premises of this Lease or any of its obligations hereunder or removes a substantial portion or all of its fixtures or furnishings from the demised premises; or if Lessee does anything constituting a default under the section of this Lease relating to Lessee's Bankruptcy, then in any or all such events Lessor shall be entitled to exercise any and all remedies under this Lease and/or those available at law and/or equity with respect to such default or defaults, and those remedies shall include and not be limited to the following:

                (a) Any and all other remedies available in the State of Connecticut at law and/or equity to recover possession of the demised premises, remove Lessee and its personality therefrom, and recover damages from Lessee as to the balance of the Lease term described in the Lease; and/or

                (b) Whether as agent for the Lessee or for Lessor's own account, the right in its discretion (but not the obligation) to enter in and upon the demised premises and clean up, repair, remodel, and do or make *any and all other commercially reasonable preparation of the demised premises for rerental, advertise for and obtain a tenant for the same whether directly or through brokers or otherwise, and rerent the demised premises on the same or other terms and/or other terms and/or conditions as contained in the Lease; and, if as agent for the Lessee, then to recover from Lessee any and all costs and expenses of the foregoing and/or any deficiency in annual rent, additional rent, and other sums payable under the Lease by Lessee had Lessee duly and timely performed all terms and conditions of the Lease on its part to be performed throughout the entire term of the Lease; and, if for Lessor's own account, then to recover any and all costs and expenses of the foregoing; and/or

               (c) To terminate the Lease by an additional written notice of no less than five (5) days to Lessee to that effect (sent registered or certified mail) in the event any or all of the above-described defaults are not fully remedied within any grace period (if any) expressly provided above, and, if no time is so provided, then to terminate the Lease by such notice upon the issuance of the notice; and to recover from Lessee any and all damages to which Lessor would be entitled at law and/or equity under the laws of the State of Connecticut; and/or

               (d) To seek and obtain any and all provisional remedies, ancillary remedies, and/or equitable relief by summary proceedings and/or actions at law and/or equity to restrain or enjoin Lessee from any threatened, anticipated, committed, existing, continuing, or repeated breach or breaches of the Lease, and/or to require Lessee to perform or specifically perform any and all terms or conditions of the Lease on Lessee's part to be performed, and/or in aid of any other remedy sought by Lessor under this Lease or at law and/or equity and at the option of Lessor, to take physical possession of any and all property, equipment, goods, supplies, raw materials and inventory of Lessee located on the demised premises to satisfy any judgment Lessor might obtain against Lessee for any default set forth herein; and/or

                (e) To recover any and-all damages from Lessee to which Lessor shall be entitled with respect to any breach or breaches of the Lease by Lessee and/or termination of the Lease and/or of Lessee's occupancy and/or possession of the demised premises by reason of Lessee's breach or breaches thereof, together with interest at the maximum legal rate allowed by law in the State of Connecticut, any and all costs, expenses, statutory costs, and other sums allowed by such law, and reasonable attorneys' fees with respect to any and all such events, remedies, actions, litigations, and/or appeals; and/or

               (f) To recover from Lessee the difference, if any, at the time of a termination of the Lease between the amount of rents and other sums payable under the Lease for the remainder of the stated term as compared to the reasonable rental value at that time of the demised premises, if less, for the remainder of the stated term; provided, however, Lessor has made an effort to mitigate damages in a commercially reasonable manner; and/or

               (g) To perform any and all of the terms and conditions of this Lease on Lessee's part to be performed at Lessee's cost and expense, and enter upon the demised premises for such purpose, if so required, to perform the same (except for payment of annual rent) in the event Lessee fails or refuses to perform the same within ten (10) days next following written notice from Lessor to Lessee demanding the same; provided that in the event physical damage is immediately threatened to the demised premises as from flood, fire, gas leak, water leak, pipe bursting, or the like, no notice or demand by Lessor is required, and Lessee shall fully reimburse and pay to Lessor any and all costs and/or expenses incurred by Lessor as to such selfhelp together with any and all attorneys' fees and/or costs of litigation required to enforce Lessor's rights hereunder.

               (h) The remedies set forth in this Lease are cumulative and not exclusive and are in addition to and not in substitution for any remedies available at law or equity.

         (14) BANKRUPTCY

                At any time during the term of this Lease, whether prior to or after Lessee takes occupancy or possession of the demised premises, or' before or after the date of commencement of rent, in the event Lessee files or suffers the filing of any writ or petition or proceedings in bankruptcy, for
Reorganization, for an Arrangement, for an assignment for the benefit of creditors, or for the appointment of any receiver or trustee, under any federal or state law or other governmental authority or makes or suffers any transfer, assignment, conveyance, sale, pledge, or disposition of all or a substantial portion of its furnishings or fixtures; or removes or transfers a substantial portion or all of its furnishings or fixtures from the demised premises; or in the event of any levy, execution, or foreclosure upon, at, or with respect to the estate, property, personality, rights or interest of Lessee in, under, or to this Lease and/or the demised premises; each and all of such events or occurrences shall constitute and shall be deemed to constitute a material and substantial default in the Lease by Lessee, and this Lease shall at the option of Lessor (exercised in its discretion) be terminated and cancelled by reason of such default or defaults, and Lessor shall be entitled to exercise any and all remedies at law and equity and/or under this Lease with respect thereto and, in addition thereto and not in substitution thereof, also be entitled to exercise any or all of the remedies elsewhere described under this Lease as to a default by Lessee.

             (15) INSURANCE

                    (a) At its own cost and expense, Lessee shall obtain and maintain throughout the term of this Lease and any renewal hereof the following insurance coverage:

     (i) Comprehensive general liability insurance insuring Lessor and Lessee against injury to persons or property occurring in or about the demised premises, or arising out of ownership, maintenance, use, or occupancy thereof, with minimum limits of at least $1,000,000 for any one event and $500,000 for injury to any one individual, and property damage insurance with minimum limits of at least $500,000, each to be written on an occurrence basis.

     (ii) All risk insurance including and not limited to fire, extended coverage, vandalism and maliciou's mischief insurance, covering all of the Lessor's building and improvements and any and all of the Lessee's improvements, equipment, trade fixtures, tools, inventory, and personal property in, at, or about the demised premises, in the full amount of the replacement cost of any and all of the same. Lessor agrees that it will reimburse to Lessee a pro rata share of Lessee's cost for such insurance coverage on Lessor's building and improvements as and when billed for the same, which billing will furnish reasonable detail as to the forms of coverage carried and the costs and expenses as to the same, and set forth a calculation of Lessor's pro rata share of such costs and expenses. For purposes of this insurance cost reimbursement, Lessor's pro rata share shall equal 100% less Lessee's pro rata share expressed as a percentage.

     (iii) Worker's Compensation Coverage and all other insurance coverages for employees, agents, servants, and others at or about the demised premises in compliance with any and all applicable governmental authorities.

     (b) Lessee shall not use, keep, sell, or offer for sale at the demised premises any article or substance, nor do or permit anything to be done, which shall increase insurance premiums with respect to all or any part of the demised premises or the building of which they are a part.

     (c) All insurance to be procured by Lessee under this Lease shall be obtained from financially responsible companies licensed to do business in Connecticut and rated at least A+ Class XV in Best's Insurance Guide (as amended to date), and the content of the policies and companies from which the same are obtained shall be subject to Lessor's prior approval exercised in its discretion with obligation. Any and all such policies shall be in the names of Lessor, Lessee, and mortgagees as to the property and/or improvements, as their respective interests may appear, and the policies shall be non-cancellable as to Lessor, and mortgagees by reason of any act or omission as negligence of Lessee, and in no event shall any such policies be cancelled or cancellable for any reason without at least ten
     (10) days prior written notice to Lessor from the insurer. Binders for any and all coverages to be obtained by Lessee shall be delivered to Lessor upon Lessee's execution of this Lease, and the original policies and any endorsements thereof or certificates of insurance or blanket policies with detailed coverages shall be promptly delivered to Lessor thereafter, with renewals in each instance delivered to Lessor within twenty (20) days next prior to expiration of such coverage. In the event Lessee fails or refuses to obtain and maintain any or all of the foregoing coverages, or in the event Lessor in its discretion elects to obtain and maintain any or all such coverages at Lessee's expense, Lessor may obtain any or all such coverages and Lessee shall promptly and fully reimburse Lessor for any and all premiums, costs, and expenses paid or incurred by Lessor in that regard within five (5) days next following issuance of Lessor's invoice to Lessee for the same. Any policy which does not name Lessor as an insured shall contain an express waiver of subrogation against Lessor, its officers, employees, agents, and other representatives. Lessee hereby releases Lessor of and from any and all liability for any cause or thing to the extent of any insurance coverage which Lessee is required to maintain under this Lease and for any event or less not covered by such coverage.

     (d) Lessor shall also be entitled at any time and from time to time to elect to carry insurance coverage upon the demised premises and/or the building, improvements, in addition to and apart from any insurance coverages carried or required to be carried by Lessee as to such property, and Lessee shall contribute to Lessor as additional rent under this Lease a pro rata share of any and all costs and expenses of such coverages so carried by Lessor as and when billed for the same, which billing will furnish reasonable detail as to the forms of coverage carried and the costs and expenses as to the same, and set forth a calculation of Lessee's pro rata share of such costs and expenses.

     (e) Lessor and Lessee and all parties claiming under them hereby mutually release and discharge each other from all liability, whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releasor carries with respect to the building, demised premises or any interest or property therein or thereon (whether or not such insurance is required to be carried under this Lease), but only to the extent that such loss is collected under said insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the Lessee shall pay such extra cost.

         (16) NOTICES

     All notices to be given hereunder shall be in writing and delivered by registered or certified mail, addressed to the Lessor in care of Howard Nelson, 29 Broadway, New York, New York, 10006 and in care of Howard Nelson, 50 Close Road, Greenwich, Connecticut 06830, and to the Lessee, at the demised premises with a copy to Attention: General Counsel, 375 Park Avenue, New York, New York 10152, or to such other address as such party shall from time to time designate by written notice to the other sent registered or certified mail. Notices will be deemed properly given upon receipt.

        (17) CONDEMNATION

     (a) If, prior to commencement of rent or otherwise, the entire parcel of which the demised premises are a part shall be taken under any condemnation or eminent domain proceedings (each such occurrence being hereinafter referred to as a "Taking") by any governmental authority during the term hereof, or in the event twenty-five percent (25%) or more of the demised premises is taken in any such proceedings and the remaining portion shall not be suitable or adequate (in the reasonable opinion of the Lessee exercised in good faith) for the uses described in this Lease, and Lessee notifies Lessor of such determination within thirty (30) days next following the taking of physical possession of such portion of the demised premises by the governmental authority or the date upon which title vests in the Taking authority, whichever is first to occur, then in any such event this Lease and the term hereof shall terminate as of the date physical possession of the property is taken by the Taking authority, and Lessee shall be liable for the payment of 'rent and performance of the other terms and conditions of this Lease on Lessee's part to be performed only up to the date of such termination, and any rent paid in advance for periods following such date shall be apportioned and promptly refunded to Lessee.

     (b) If less than the entire parcel of which the demised premises are a part, or less than twenty-five percent (25%) of the demised premises, shall be acquired or taken by condemnation or eminent domain as aforesaid, or if the mortgagee of the property taken shall not make the proceeds of any awards or payable as to the Taking available for restoration and repair of vie balance of the property, or in the event the Taking occurs within the last twenty-four (24) months of the Lease term (or of a renewal term, if any), Lessor shall be entitled to terminate this Lease without liability by reason of such Taking. If Lessor does not so terminate this Lease, this Lease shall not cease and terminate and Lessor shall rebuild and restore the demised premises as nearly as possible to the condition existing next preceding such Taking, with due allowance for the portion so taken; Lessee shall promptly restore or repair any improvements made by it in the demised premises; and this Lease shall be and remain in full force and effect and be unaffected by the Taking, except that from the date possession of the taken portion of the demised premises is acquired by the Taking authority the rate of rent under the Lease shall be diminished by a percentage equal to the 'percentage of the demised premises so taken. The restoration or repair work to be done by Lessee shall be done subject to any and all terms and conditions elsewhere set forth in this Lease governing alterations or work on Lessee's part to be performed.

     (c) Lessor will seek to have any mortgagee of the building housing the demised premises provide for application of the proceeds of any Taking awards to restoration, repair, and reconstruction of the portion of such property remaining after the Taking. Notwithstanding the amount of the land, building, or improvements taken by condemnation or eminent domain or the termination or continuance of this Lease with respect thereto, Lessee shall not participate or share in any recovery, award, or damages payable or paid as to such Taking, nor have or assert any right, claim, or cause of action against Lessor, or mortgagee of the dernised premises or the governmental authority making such Taking whether for the loss of, or diminution in value of the unexpired term of this Lease, or as to the Taking of any such land, building, and/or improvements or otherwise; and Lessee for itself and its successors and assigns hereby waives, surrenders, and releases to Lessor any and all claims or rights to claim or receive all or any portion of any and all recovery, awards, and/or damages as to such Taking. In the event this Lease is terminated or terminates by reason of such Taking, the provisions of the Lease applicable upon expiration of the Lease shall govern the parties.

     (d) If permitted by statute, Lessee may assert a separate and independent claim for and recover from the Taking authority, but not from Lessor any compensation as may be separately awarded or recoverable by Lessee in its own name and right for any damage to Lessee's portable fixtures and equipment, or on account of any expenses which it shall incur in removing its merchandise, furnishings, and equipment from the demised premises, but in no event shall any such claims or recoveries be claimed or asserted in the event the same would, may, or shall diminish, offset, or bar any damages, recovery, or award to Lessor or the fee owner of the demised premises.

               18) HAZARD LOSS OR DAMAGE

     (a) Lessor shall not be liable for any loss, theft, or damage to property of Lessee or others located on, at, or about the demised premises, nor for any injury or damage to persons or property resulting from any event, hazard, or Act of God including but not limited to fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks of any natural or manufactured substance from any part of the demised premises or from the pipes, appliances, or plumbing or from the roof, street or sub-surface or from any other place or by any other damage or cause of whatsoever nature, nor for any personal injury or property damage caused by other lessees or persons in or about the demised premises, or caused during construction of any private, public, or quasi-public work. All personal property or improvements of Lessee at or about the demised premises shall be installed, used, or enjoyed at the risk of Lessee, and Lessee shall defend, indemnify and hold Lessor harmless from any and all claims and/or causes of action pertaining to or arising out of damage to the same, including but not limited to subrogation claims by Lessee's insurance carrier. Lessee shall give immediate notice to Lessor, promptly confirmed in writing, of any and all of the following occurring at or with respect to the demised premises; fires, other casualties, accidents, or vandalism; and any disrepair, removal, damage, or defects as to any fixtures, equipment, or improvements in or about such property. In the event the repair or reconstruction of the demised premises, in the estimation of an independent contractor selected by the Lessor and reasonably satisfactory to the Leasee, shall require more than 120 days to complete or, if estimated to take less than 120 days, actually takes more than 150 days to complete Leasee shall have the right to terminate this Lease on ten days prior written notice to Lessor.

     (b) Lessor will seek to have the first mortgage of the demised premises, if any, provide for application of hazard insurance loss proceeds to the repair or reconstruction of the demised premises upon any hazard loss. Subject to the mortgagee (if any) at the demised premises making the hazard loss insurance proceeds available for restoration and to Lessor's receipt of such proceeds for that purpose, the Lessor shall repair, reconstruct, or cause to be repaired or reconstructed, such damage or destruction. Notwithstanding the foregoing, in the event such hazard loss occurs within the last twenty-four (24) months of the term of the Lease, or within the last twenty-four (24) months of the Renewal Term (if any) of the Lease, or if the said mortgagee shall not make the insurance loss proceeds available for repair or restoration, Lessor shall not be required to repair or reconstruct the demised premises and shall notify Lessee within thirty (30) days next following such hazard loss, of its election in this respect; provided, however, in order for Lessor to effectively exercise its election not to restore the demised premises after such casualty, Lessor must also elect not to restore any other premises in the Building similarly affected by the casualty.

     In the event the damage or destruction to the demised premises shall be restored by Lessor, this Lease shall not terminate, however, there shall be an equitable abatement of rent and other sums payable under the Lease. Lessee shall, at its cost and expense, restore, repair, and replace any improvements in the demised premises made by Lessee as nearly as possible to the condition existing next prior to such damage or destruction, using materials of an equal or better quality than the original, and also restore and repair, or replace, any of its equipment, fixtures, or furnishings damaged or destroyed by the casualty occurrence. Such restoration and repairs shall be commenced by Lessee promptly, be prosecuted with diligence and continuously until completed, and be performed in a good and workmanlike manner and in compliance with all applicable fire underwriting and governmental authorities, and subject to the provisions of this Lease relating to any work or alterations by Lessee. Any restoration and repairs required or undertaken (whether or not required) by Lessor after a casualty shall be prosecuted with diligence and continuously until completed and be performed in a good and workmanlike manner and in compliance with all applicable fire underwriting and governmental authorities.

     If Lessor elects not to repair or reconstruct the damage or destruction to the demised premises, Lessee shall be entitled to terminate this Lease as of the date of said hazard loss without liability on the part of either party herein, and any rent paid in advance by Lessee to Lessor for periods after the date of such cancellation shall be pro rated to the date of such termination of the Lease and an appropriate refund thereof (if any) made by Lessor to Lessee. Upon such termination, this Lease and the term hereof shall cease and come to an end and Lessee shall fully pay and satisfy to Lessor any and all rent and other sums payable by Lessee under the Lease up to the date of such termination and promptly vacate and surrender the demised premises to Lessor.

         (19) EXPIRATION OR TERMINATION

     Upon the expiration date or any earlier termination of this Lease and any renewal hereof, whichever last occurs, Lessee shall at its own expense promptly surrender and deliver the demised premises to Lessor broom clean, in good order and good repair (normal wear and tear by the elements excepted), removing all of its personal property and leasehold improvements, and also removing any alterations, installations, work, or additions to the premises as required Lessor's prior written consent and which consent was specifically conditioned on restoration and are requested by Lessor; and Lessee shall forthwith fully repair and restore the demised premises with respect to any damage therein or thereat whether resulting from removal of Lessee's personality or improvements or its use or occupancy or otherwise; fully pay and satisfy any and all costs and expenses for any damage caused by any such removal. and fully pay any and all sums to Lessor remaining to be paid by Lessee under the terms of this Lease. Notwithstanding the foregoing provisions, if Lessee shall fail or refuse to promptly do or perform any or all of the foregoing, Lessor shall be entitled at its option in its discretion to enter upon the demised premises by force or otherwise without liability to Lessee, and to effect such removal and/or repairs for and at the expense of Lessee, and Lessee shall fully pay and satisfy any and all costs, expenses, and attorneys' fees of Lessor as to the same and as to recovery of such sum from Lessee, and Lessee hereby waives demand and notice of every kind and description whatsoever with respect to Lessor obtaining possession of said premises. If Lessee remains in possession of the demised premises or any part thereof after the described date of expiration of the term of the Lease or any subsequent renewal or extension thereof, or after five (5) days next following any earlier termination of the Lease by Lessor, Lessor may exercise any remedies available at law or equity as to such holding over, and/or any or all of the remedies set forth in this Lease as to Lessee's defaults. Notwithstanding expiration or termination of the Lease, and prior thereto throughout the term of the Lease and any renewal or extension thereof, Lessee shall defend, hold harmless, and indemnify Lessor against any and all claims, causes of action, damages, judgments, losses, liability, costs, expenses, attorneys' fees, and penalties arising from or out of any act, event, damage, omission, destruction, loss, injury, negligence, or occurrence in, at, or about the demised premises, or the use or occupancy of Lessee of all or any part thereof, or occasioned wholly or in part by any act, omission, or negligence of Lessee, its agents, contractors, invitees, guests, employees, servants, lessees, concessionaires, or others under its direction or control, or with' respect to this Lease; the negligent acts of Lessor, Lessor's agents, servants and/or employees are expressly excluded from Lessee's obligations pursuant to this paragraph. Lessee shall also pay to and reimburse Lessor as to any and all costs, expenses, and attorneys' fees that may be incurred or paid by Lessor in enforcing any terms or conditions of this Lease. Nothing herein shall preclude Lessee from seeking indemnity from other tenants of Lessor. In connection with any indemnity by Lessee hereunder, Lessor agrees to give Lessee prompt notice of any claim upon which any indemnity may be based and Lessee may defend said claim by counsel of Lessee's choice and Lessor shall not settle such claim without prior written consent of Lessee, which prior written consent shall not be unreasonably withheld. Lessor agrees that Lessor will exercise all indemnity rights available to Lessor pursuant to other leases relating to the building. Lessor agrees that Lessee's obligations to indemnify Lessor pursuant to this paragraph (19) shall only be exercised to the extent insurance coverage is not available.

        (20) ASSIGNMENT AND SUBLETTING

     Lessee may not assign this Lease in whole or part or sublet a portion or all of the demised premises, without Lessor's prior written consent, which consent shall not be unreasonably withheld. In the event of any assignment or subletting, any rental or additional rental that is in excess of the aggregate of (a) the amounts due from Lessee to Lessor hereunder and (b) costs and expenses incurred by Lessee in connection with the consummation of any such assignment or subletting, shall be paid to Lessor when they are paid to Lessee. Any attempt to assign or sublet in contravention of the terms herein shall be void and without force or binding effect and constitute a material breach of the Lease. Nothing herein shall prevent the Lessee from assigning this Lease in whole or in part or subletting all or any part of the demised premises without the prior consent of Lessor to subsidiaries and affiliates of Lessee or Guarantor, expressly provided, however, that Lessee and the Guarantor shall continue to be obligated under this Lease and the Guaranty annexed hereto. For purposes of this paragraph, a consolidation or merger by Lessee or the sale of all or substantially all of the assets of Lessee shall not be construed as an assignment and shall not require Lessor's consent or otherwise be subject to the provisions of this Section 20. Commencing on the Additional Space Date, Lessee shall have the right to sublet up to, but not exceeding, in the aggregate, the same 25,494 square feet, of the demised premises, which will become subject to the terms of this Lease on the Additional Space Date as set forth in
     Section 2 of this Lease, without Lessor's prior written consent and without being required to pay to Lessor any excess rental pursuant to the second sentence of this Section 20.

        (21) PAYMENT OF TAXES

     (a) By "real estate taxes" the parties to this Lease mean any and all real estate taxes, charges, and assessments, extraordinary as well as ordinary, levied, imposed, or assessed during the term of this Lease by governmental authorities upon or attributable to the demised premises and any and all personality installed in or about the same by Lessor and Lessee.

     (b) Commencing on March 1, 1986, for the term March 1, 1986 to February 28, 1987, Lessee shall pay to Lessor the real estate taxes imposed as to the entire demised premises as shown on Exhibit A, as and when billed by Lessor; and all such sums on Lessee's part to be paid hereunder shall be deemed and be additional rent, and be payable within ten (10) days next following Lessor's billing of the same. Lessee's payment of taxes shall be calculated according to the ratio borne by the Gross Rentable Area of Lessee's demised premises to the Gross Rentable Area of the entire building of which the demised premises form a part. Lessee agrees that it is responsible for the payment of 44.44 per cent of such taxes. In the event the Lessor shall desire to contest the validity or amount of any such tax, the Lessor may defer payment thereof as long as the validity or amount thereof shall be contested by the Lessor in good faith and by proper proceedings. The Lessor may also make payments under protest or take such other steps with regard to said tax as will not prejudice its opportunity to successfully contest the validity or amount thereof. The Lessee agrees to render the Lessor full assistance timely and without expense to the Lessor in contesting the validity or amount of any such tax, including but not limited to joining in and signing any protest or pleading which the Lessor may deem it advisable to file, provided, Lessor will not incur any expenses on behalf of Lessee without Lessee's prior approval. Should any rebate be made on account of any tax, a portion of which has been paid by the Lessee to the Lessor hereunder, the Lessor shall refund to the Lessee a proportionate share of such rebate to the extent of the amount paid by the Lessee to the Lessor, less any and all legal fees, costs, and expenses incurred by Lessor in such contest and/or in obtaining such rebate, said proportionate share to be computed in the same manner in which the Lessee's payments to the Lessor hereunder are computed. 1% 1 1917 and for the remainder of the term

     (c) Commencing on the Additional Space Date, and for the remainder of this Lease, Lessee shall pay to Lessor the real estate taxes imposed as to the entire demised premises, as and when billed by Lessor; provided, however, in the event that the Additional Space Date has not occurred by March 1, 19876, Leasee shall pay the real estate taxes as set forth in Section 21(b) of this Lease until the occurrence of the time the real estate taxes as set forth in this Section 21(c) shall be paid. and all such sums on Lessee's part to be paid hereunder shall be deemed and be additional rent, and be payable within ten (10) days next following Lessor's billing of the same. Lessee's payment of taxes shall be calculated according to the ratio borne by the Gross Rentable Area of Lessee's demised premises to the Gross Re table Area of the entire building of which the demised premises form a part. Lessee agrees that it is responsible for the payment of 58.69 per cent of such taxes. In the event the Lessor shall desire to contest the validity or amount of any Such tax, the Lessor may defer payment thereof as long as the validity or amount hereof shall be contested by the Lessor in good faith and by proper proceedings. The Lessor may also make payments under protest or take such other steps with regard to said tax as will not prejudice its opportunity to successfully contest the validity or amount thereof. The Lessee agrees to render the Lessor full assistance timely and without expense to the Lessor in contesting the validity or amount of any such tax, including but not limited to joining in and signing any protest or pleading which the Lessor may deem it advisable to file, provided, Lessor wilI not incur any expenses on behalf of Lessee without Lessee's prior approval. Should any rebate be made on account of any tax, a portion of which has been paid by the Lessee to the Lessor hereunder, the Lessor shall refund to the Lessee a proportionate share of such rebate to the extent of amount paid by the Lessee to the Lessor, less any and all legal fees, costs, and expenses incurred by Lessor in such contest and/or in obtaining such rebate, said proportionate share to be computed in the same manner in which the Lessee payments to the Lessor hereunder are computed.

     (d) Lessee shall promptly pay directly to the applicable government; authorities, and prior to any interest or penalties accruing or being due as to. Such taxes, any and all taxes with re respect to any and all property, or improvement additions or alterations, real or personal, which at any time are made, installed, situated by Lessee or anyone on its behalf in, at, on, or about the demised premises including but not limited to Lessee's alterations, installations, additions' improvements, fixtures, and personal property (whether or not title to same shall have vested in Lessor by reason of any provision of this Lease), and also pay any and all taxes with respect to its Lease and/or leasehold estate and any sales taxes or the like on any rents or other sums payable by Lessee under the Lease.

     (e) If at any time after the date of this Lease the methods of taxation of real estate prevailing at the date of this Lease shall be altered and there shall be levied, assessed, or imposed in substitution in whole or in part for or in addition to the present general real estate ,axes, a capital levy tax, or a tax upon revenues or rents derived from real estate, or a corporation franchise tax, or any other tax howsoever denominated by whatsoever authority (including but not limited to any municipal, county, state, or federal authority) which shall be measured or based in whole or in part upon the value of the property or by the revenues or rents derived therefrom, then all such taxes shall be deemed to be included in the term "taxes" or "real estate taxes" for the purposes of this Lease and Lessee's obligation to pay real estate taxes hereunder. For purposes of this paragraph, the real estate containing the building of which the demised premises are a part, shall be treated as the sole real estate asset of Lessor.

     (f) No capital levy tax, income tax, gross receipts tax, franchise tax or inheritance tax shall be deemed a "real estate tax" for any purpose hereunder.

         (22) RIGHT OF ENTRY

     Lessor and its successors, assigns, agents, and designees shall have the right to enter into and upon the demised premises upon reasonable notice to Lessee at all times during business hours for the purpose of examining or determining whether Lessee is performing or abiding by the Lease. With respect to emergencies, Lessor shall also and in addition thereto have the right to enter the demised premises at any time whether or not Lessee be present or open for business or the time be during Lessee's business hours. Except in case of emergencies, Lessor shall give Lessee reasonable notice of its intent to enter in and upon the demised premises; the entry shall be at a reasonable time; Lessee shall have the right to have its representative accompany Lessor; any work performed by Lessor shall be in a good workmanlike manner with minimal interference to Lessee's business; Lessor shall not cause any diminution of the area of the demised premises; and Lessor, after performance of its work, shall restore the demised premises to a tenantable condition. Lessor shall also have the right within six (6) months before the expiration of the said term and any renewal hereof to affix to any part of the damaged premises, or to post or erect thereat, a notice offering said premises for rent, and to keep the same so affixed, posted, or erected without obstruction, interference, removal, or defacement.

     (23) SUBORDINATION, ESTOPPEL AND ATTORNMENT This Lease shall be subject to any and all recorded easements, rights of way, encumbrances, or restrictions, granted or accepted by Lessor, Lessee agrees that Lessor may at any time and from time to time borrow any sum of money, and/or in whole or in part repay, extend, increase, renew, or modify such borrowings on such terms and in such amounts as Lessor may deem proper, and secure the same by one or more mortgages, ground leases, underlying leases, and/or sale-leasebacks as to all or any portion of the demised premises, and at Lessor's option, exercised in its discretion without obligation, this Lease shall be subject and subordinate to any or all of the same and to any or all renewals, modifications, replacements, and extensions of the same. Lessor shall give Lessee written notice of its exercise or exercises of such  option  to have  this  Lease  subordinated,  and no  further  notice, consent,  or  instrument  shall  be  required  to  bind  Lessee  as to such subordination; however, at the request of Lessor and without charge or penalty, Lessee shall execute and deliver to Lessor or its designee within five (5) days next following Lessor's submission to Lessee of the same, any and all instruments, agreements, or certificates to evidence such subordination, and Lessee hereby unconditionally and irrevocably designates and appoints Lessor as its attorney-in-fact to execute and deliver any such instruments for an on behalf of Lessee in the fails or refuses to do so within such time.Lessee's subordination is conditioned upon Lessee's receipt of a non-disturbance agreement. Lessee shall also furnish during the term of the lease any and all financial statements of Lessee requested by the holder of any mortgage or mortgages covering the demised premises, Lessee shall attorn to the new owner or assignee .upon such event and accept and acknowledge such person firm, or entity as the Lessor under this Lease; and Lessee shall, without charge or penalty and within ten (10) days after any request by the Lessor, prepare, execute, acknowledge, and deliver to Lessor or its designee an instrument in a form requested, including but not limited to the following:

     (a) the date of this Lease, the date when the term of this Lease commenced, and the date when rent commenced to accrue hereunder;

     (b) that this Lease is unmodified, not amended, and in full force and effect; or, if there have been any amendments or modifications, that the Lease is in full force and effect as so amended or modified and stating the amendments or modifications and the dates thereof;

     (c) based on Lessee's actual knowledge whether or not there are then existing any setoffs or defenses against the enforcement of any of the terms and/or conditions of the Lease and any amendments or modifications hereof on the part of Lessee to be performed, and, if so, specifying the same;

               (d) the dates, if any, to which the annual rent, additional rent, and other sums on Lessee's part to be paid hereunder have been paid and/or paid in advance;

                (e)     the date of expiration of the Lease term;

                (f)     the rate of rent then payable under this Lease; and

     (g) that, if true at the time of the request, Lessee accepts the demised premises and any and all improvements in the condition then existing as being complete and in accordance with Lessee's agreements as to the same and in accordance with the Lease, and that Lessee waives any and all claims or causes of action at, to Like same as against Lessor, the fee owner thereof, and such new owner or assignee. Lessor agrees that Lessor shall, without charge or penalty and within ten (10) after any request by the Lessee, prepares execute, acknowledge and deliver to Lessee or its designee an instrument in form similar to that required to be delivered by Lessee to Lessor or its designee with respect to the matters set forth in (a) through
     (g) above.

        (24) NO BROKERS

     Lessee represents and warrants that no brokers were retained, used, or referred to with respect to this Lease and/or leasing, except for Hurwit & Simons Realtors and that no claims based upon the acts of Lessee or Lessee's agents for brokerage commissions or finder's fees are valid or warranted with respect to or in connection with this Lease, except for the claim of Hurwit & Simons Realtors and that it shall defend, indemnify, and hold Lessor harmless from any and all costs, claims or causes of action for such commissions or fees made by anyone other than Hurwit & Simons Realtors. Lessor shall pay any brokerage fee which may be due to Hurwit & Simons Realtors.

         (25) WAIVER

     No waiver by either party to this Lease as to any occurrence or of any condition or term of the Lease shall be effective unless it is in writing and signed by the waiving currence or of any other condition or term.party, nor shall it constitute a waiver by such party as to any repetition of such occurrence or as to any other oc

         (26) MECHANICS' LIENS

     Notice is hereby given that Lessor shall not be liable for any work or materials furnished to Lessee on credit and no mechanics' or other. lien for any such .work or material shall attach to or affect Lessor's interest in the demised premises. In the event any lien shall at any time or times be filed or levied against the demised premises as to any work, labor, or materials supplied to Lessee or anybody claiming through Lessee, Lessee shall bond, pay, or vacate the same within twenty (20) days next following such filing or levying of the same.

        (27) ADDITIONAL PREMISES

     Lessee agrees that commencing on the Additional Space Date, the additional premises described in Exhibit C annexed hereto, incorporated herein and made a part hereof, shall be rented to Lessee and included in the damaged premises of this Lease subject to each and every term and condition of this Lease.

        (28) EXCULPATION

     Neither Lessor nor any officer, director, shareholder, general partner, limited partner, affiliate, subsidiary, corporate parent, employee, agent, successor, or assign of Lessor shall at any time or times have any personal liability for or under this Lease, and in the event of any default by Lessor in the performance or observance of any of the terms or conditions of this Lease on Lessor's part to be performed, Lessee shall only be entitled to assert any claim or cause of action as to such default or defaults against the building of which the demised($37,765.36) premises form a part and to recover or realize any remedy, if successful, only in rem against such real property.

         (29) SECURITY DEPOSIT

     Lessee shall deposit with Lessor, concurrently with the execution of this Lease, the sum of Thirty-Seven Thousand Seven Hundred 51xty-Five and 36/100 Dollars ($37,765.36) to be held in an interest bearing account with interest payable to the Lessee annually and applied by Lessor as security for the full and timely performance and observance of any and all of the terms and conditions of the Lease on Lessee's part to be performed and observed. Lessor in its discretion and from time to time and at any time shall be entitled to apply any portion or all of said security to reimbursement or satisfaction of any and all defaults in Lessee's performance and observance of the Lease and/or any and all damages, losses, attorneys' fees, costs or expenses incurred or to be incurred by Lessor as to any default or defaults in the Lease by Lessee, including those not remedied by Lessee within the period, if any, expressly provided in the Lease for such remedial action. Upon Lessor's giving Lessee notice of any such application of the security, Lessee shall within five (5) days thereafter pay to Lessor a sum sufficient to restore the amount of such security de deposit to a total sum of Thirty-Seven Thousand Seven Hundred Sixty-Five and 36/100 Dollars ($37,765.36). On or before March 1, 1991, and/or in the event that Lessee shall lease the additional premises, as the case may be, Lessee shall pay to Lessor a sum sufficient that will, when added to the security then being held by Lessor, equal two (2) months of the rental due during the term and/or for the additional premises so leased. Within fifteen (15) days next following expiration of the term of this Lease, Lessor shall refund to Lessee any balance of the security remaining on deposit with Lessor which has not been applied to reimbursement or satisfaction of the foregoing items, and Lessor shall have no further liability with respect to such security.

     If Lessor shall cease to be the landlord of the demised premises, Lessor may deliver the balance of the security then on deposit with Lessor to its successorin-interest to such premises; and upon such delivery and written notice to Lessee giving the name and mailing address of such successor-in-interest, Lessor shall have no further liability with respect to such security.

             (30) SECURITY SHACK

     Lessee understands that until February 28, 1987, Roytype, another tenant in the Lessor's building of which the demised premises are a part, will at Roytype's sole cost and expense retain and maintain the existing security shack on the exterior grounds. Lessee further understands that Roytype is entitled to check in and out at the security shack all trucks going to or from the loading docks, including docks used by Lessee. Nothing herein shall prevent Lessee from having access at all times to its loading docks. Furthermore, nothing herein shall prevent Lessee from operating said security shack when Roytype is not operating it or for Lessee to have keys to the gates and the security shack. Lessor further agrees that reasonable safety rules will be enforced.

             (31) RENEWAL OPTION

     If this lease shall be in full force and effect and Lessee shall not be in material default beyond any applicable grace period provided herein for the cure thereof of any of the covenants and provisions hereof, Lessee shall have the right to extend the term of this lease for one (1) period of five
     (5) years commencing on the termination date of this lease, provided that it shall give Lessor written advance notice of its election to so extend said term at least twelve (12) months prior to the expiration of the original term of this lease. If Lessee shall have exercised the option, as aforementioned, the term of this lease shall be extended for said additional period upon all of the same terms, provisions and conditions as are contained in this lease except as hereinafter provided. Commencing on March 1, 1997, and terminating on February 28, 2002, (provided the Additional Space Date has theretofore occurred, Lessee shall pay an annual rent to Lessor throughout said extended term at an annual rate of Three and 751100 Dollars ($3.75) per square foot or Three Hundred Ninety-Three Thousand Seven Hundred Fifty and 00/100 Dollars ($393,751.00) per annum, payable in successive monthly installments of Thirty-Two Thousand Eight Hundred Twelve and 501100 Dollars ($32,812.50) per month, without offset, deduction, demand, or abatement whatsoever, in lawful money of the United States which is legal tender for payment of all public or private debts at the time, and paid to Lessor, c/o Howard Nelson, 50 Close Road, Greenwich, Connecticut 06830, or to such other payee and at such other address as Lessor may from time to time designate by written notice to the Lessee prior to any such payment.

               (32) MISCELLANEOUS

     (a) The captions of this Lease and any table of contents or index set forth as part of the Lease are for convenience and reference only and shall not be deemed or construed to bind, modify, increase, or decrease the terms and conditions of this Lease, or any interpretation or construction thereof. Any reference in the Lease to the singular or to any gender shall similarly apply to the plural or to every other gender if and when the sense requires.

     (b) The terms and conditions contained in this Lease shall apply to and be binding upon the parties herein and their respective successors and assigns, except as expressly otherwise provided.

     (c) This Lease shall be governed by the law of the State of Connecticut and shall be deemed to have been made, executed, delivered, and accepted by the respective parties in that State.

     (d) In the event any portion of this Lease is determined by applicable governmental authorities to be against public policy and void, or otherwise unenforceable or invalid, Lessor shall be entitled to cancel the Lease within sixty (60) days next following such determination by written notice to that effect hand delivered or sent to Lessee by Lessor by certified or registered mail, and the parties herein shall thereupon be governed by the provisions of the Lease relating to surrender of the demised premises upon expiration. If Lessor does not elect to terminate the Lease, the terms and conditions of the Lease, except for the express provisions declared void, shall continue to govern the parties.

     (e) Lessee shall not record this Lease, and at the request of either party, Lessor and Lessee shall execute, acknowledge, deliver, exchange, and record at Lessee's expense a Notice of Lease or other short-form instrument permitted under applicable state law and prepared by Lessor.

     (f) This Lease and any and all exhibits and riders attached hereto and made a part of this Lease constitute the entire agreement of the parties concerning this Lease, and any and all other or prior agreements, representations, or warranties are hereby terminated, cancelled, and agreed to be void and of no force or effect. No change, amendment, deletion, or addition to this Lease shall be effective unless in writing and signed by the parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed, delivered, acknowledged, and exchanged by their respective duly authorized officers or representatives and their respective seals, if any, to be affixed hereto by order of their respective Boards of Directors, if any, the day and year first above written.

     Signed, Sealed and Delivered in the Presence of` LESSOR:

                                      VERNEL COMPANY, acting herein by
                                      MARKAN SIXTY-NINE CORPORATION,
                                      Genera artner
                                      By

                                      Howard Nelson
                                      Its President


                                      LESSEE:
                                      E. RABINOWE & CO. OF CONN. INC.,
                                      a Subsidiary of
                                      NATIONAL PATENT DEVELOPMENT
                                      CORPORATION

                                      Its Vice President

STATE OF NEW YORK

                        ss.
COUNTY OF NEW YORK

         On this 18th day of February,  1986, before me,  _____________________.
  the undersigned officer, personally appeared HOWARD NELSON, who acknowledged himself to be the President of MARKAN SIXTY-NINE CORPORATION, General Partner of VERNEL COMPANY and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

               In Witness Whereof, I hereunto et my hand and official seal.

                                        Notary Public
                                        My commission expires



STATE OF
                                        SS.
COUNTY OF


               On this 18th day of February 1986, before me, the undersigned officer, personally appeared Lawrence M. Gordon, who acknowledged himself to be the Vice President of E. RABINOWE& CO. OF CONN. INC., a subsidiary of NATIONAL PATENT CORPORATION, a corporation, and that he as such being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

               In Witness Whereof, I hereunto set my hand and official seal.

                                            Notary Public y commission expires

                                    GUARANTY

        FOR VALUE RECEIVED, The undersigned NATIONAL PATENT DEVELOPMENT CORPORATION (hereinafter designated as "Guarantor"), hereby unconditionally guarantees to Lessor, its successors and assigns, the full and prompt performance and observance by Lessee and its successors or assigns of all the terms and conditions in the lease dated February 1, 1986, (hereinafter the "Lease"), between VERNEL COMPANY, as Lessor, and E. RABINOWE & CO. OF CONN. INC., a Connecticut corporation, which corporation is a subsidiary of NATIONAL PATENT DEVELOPMENT CORPORATION, as Lessee, on the part of the Lessee thereunder to be performed or observed, and if at any time default shall be made by said Lessee or its successors or assigns in the full and prompt performance or observance of any of the terms or conditions of said Lease on Lessee's part to be performed or observed, Guarantor will thereupon perform and observe the same, as the case may be, in place and stead of Lessee, without demand or notice. No waiver, modification, amendment, extension of time, indulgence, forebearance, release, or discharge granted or permitted by Lessor as to any of the terms or conditions of said Lease shall release or modify the obligations of Guarantor hereunder, nor shall Lessor be required to give any notice thereof to Guarantor.

         The liability and obligation of the Guarantor hereunder to Lessor and its successors and assigns shall not be diminished, released, or in any way affected by: (a) the release or discharge of Lessee in any creditors', receivership, bankruptcy, insolvency, or other proceedings; (b) the impairment, limitation or modification of the liability of Lessee or its estate in bankruptcy; (c) the existence or exercise of any remedy for enforcement of Lessee's liability under the Lease; (d) the limitation or discharge of Lessee's liability under the Lease by reason of the operation of any present or future provisions of any Bankruptcy Statute of the United States of America or any Rules with respect thereto of any state law and/or statute or any decision of any court, and/or or the rejection or disattirmance of the Lease in any such proceedings; (e) any assignment or transfer of the Lease by Lessee; (f) any disability or other defense of Lessee; or (g) the release from any cause whatsoever of the liability of Lessee under the Lease.

         Until all the covenants and conditions of the Lease on Lessee's part to be performed and observed are fully performed and observed, Guarantor subordinates any liability or indebtedness of Lessee now or hereafter held by Guarantor to the obligations of Lessee under said Lease.

        This Guaranty shall apply to the said Lease and to any and all renewals or extensions thereof.

        Guarantor hereby appoints the Secretary of the State of Connecticut as agent to accept service of process in any suit against it for alleged breach of this Guaranty and Guarantor hereby submits to the jurisdiction of the courts of the State of Connecticut and the United States of America for the purpose of any such suit.

        This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and the Lessor.

        IN WITNESS WHEREOF, the Guarantor has executed this instrument or caused this instrument to be executed by its duly authorized officer this first day of February, 1986.

Signed, Sealed and Delivered in the Presence of

                                            GUARANTOR:
                                            NATIONAL PATENT DEVELOPMENT
                                            CORPORATION

                                            BY
                                            Its President

STATE OF
                                        ss.
COUNTY F

              On this the 18th day of February, 1986, before me , ____the undersigned officer, personally appeared Jerome I. Feldman, who acknowledged himself to be the President of NATIONAL PATENT DEVELOPMENT CORPORATION, a corporation, and that he as such Presidnet , being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

              In Witness Whereof, I hereunto se my hand and official seal.

                                             Comissioner of the Superior Court
                                                          Notary Public
                                             My commission expires

FIVE
STAR.
GROUP

Distributors of home decorating. hardware and finishing products



                                                              July 25, 1994

Mr. Howard Nelson
General Partner
Vernel Company
50 Close Road
Greenwich, CT 06830

Re: E. Rabinowe & Co.

Dear Mr. Nelson:

        The Purpose of this letter is to set-forth the terms of an amendment to the Lease, dated February 1, 1986, as amended on October 5, 1989, between Vernel Company and E. Rabinowe & Co. (the "Lease") with respect to the renewal option. All terms, provisions and conditions contained in the Lease shall remain the same, except as hereinafter provided.

     1. Lessee is Five Star Group, Inc. ("Five Star"). On December 31, 1989, E. Rabinowe & Co. of Connecticut, Inc. merged into Five Star Group, Inc. E. Rabinowe is now a division, not a subsidiary, of Five Star Group, Inc.

     2. Paragraph 32 - Renewal Option shall be replaced in its entirety by the following:

     If this lease shall be in full force and effect and Lessee shall not be in material default beyond any applicable grace period provided herein for the cure thereof of any of the covenants and provisions hereof, Renewal Option shall be amended in the following manner: Lessee shall have the right to extend the terms of the lease for two periods commencing on June 1, 1994. The first. period will commence on June 1, 1994 and terminate on February 28, 2001 (eighty-one months). Lessee shall pay an annual rent to Lessor throughout the first extended term at an annual rate of ($3.40) per square foot, (111,700 square feet) or Three Hundred Seventy-Nine Thousand Seven Hundred Eighty and 00/100 dollars ($379,780) per annum, payable in successive monthly installments of Thirty-One Thousand Six Hundred

     Forty-Eight and 33/100 dollars ($31,648.33) per month. The second period will commence on March 1, 2001 and terminate on February 28, 2006 (sixty months), provided that Lessee shall give Lessor written advance notice of its election to so extend said term for the second period at least six (6) months prior to March 1, 2001. If Lessee shall have exercised the renewal option for the second period, the term of this lease shall be extended for said additional period upon all of the same terms, provisions and conditions as are contained in this lease. Lessee shall pay an annual rent to Lessor throughout the second extended term at an annual rate of ($3.75) per square foot (111,700) or Four Hundred Eighteen Thousand Eight Hundred Seventy-Five and 00/100 dollars ($418,875) per annum, payable in successive monthly installments of Thirty-Four Thousand Nine Hundred Six and 25/100 dollars ($34,906.25) per month.

     If you are in agreement with the foregoing, please sign the duplicate copy of this letter.

ACCEPTED AND AGREED:

VERNEL COMPANY                                      FIVE STAR GROUP, INC.
By:                                                 By:

Title:-                                             Title: